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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 28, 2005

                             FLAGSTAR BANCORP, INC.
             (Exact name of registrant as specified in its charter)

           MICHIGAN                    1-16557               38-3150651
 (State or other jurisdiction of     (Commission File       (I.R.S. Employer
          incorporation)                 Number)           Identification No.)

        5151 CORPORATE DRIVE, TROY, MICHIGAN                      48098
      (Address of principal executive offices)                  (Zip Code)

                                 (248) 312-2000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On April 28, 2005, Flagstar Bancorp, Inc. issued a press release regarding its results of operations and financial condition for the three months ended March 31, 2005. The text of the press release is included as Exhibit 99.1 to this report. The information included in the press release text and the financial supplement is considered to be "furnished" under the Securities Exchange Act of 1934. The Company will include final financial statements and additional analyses for the three months ended March 31, 2005, as part of its Form 10-Q covering that period.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c) The following exhibit is being furnished herewith:

Exhibit No.           Exhibit Description
-----------           -------------------
99.1                  Press release text of Flagstar Bancorp, Inc. dated
                      April 28, 2005.

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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         FLAGSTAR BANCORP, INC.

       Dated: May 2, 2005                    By: /s/ Michael W. Carrie
                                                 -------------------------------
                                             Michael W. Carrie
                                             Executive Director, Chief Financial
                                             Officer and Treasurer




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                                 EXHIBIT INDEX

Exhibit No.           Exhibit Description
-----------           -------------------
   99.1               Press release text of Flagstar Bancorp, Inc. dated
                      April 28, 2005.